UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2017

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.             Regulation FD Disclosure.

During the quarterly earnings conference call held by AAR CORP. (the “Company”) on September 19, 2017, David P. Storch, Chairman and Chief Executive Officer of the Company, and John M. Holmes, President and Chief Operating Officer of the Company, announced, as previously disclosed, that the Company had entered into a 10-year agreement with Air Canada to provide aircraft maintenance for the airline’s narrow-body fleet of A319, A320 and A321 aircraft, and a separate five-year agreement to maintain Air Canada’s Embraer E-190 fleet. Mr. Storch and Mr. Holmes also discussed the Company’s previously disclosed acquisition of two maintenance, repair and overhaul (“MRO”) facilities — one located at Trois-Rivieres Airport in Quebec and the other located at Windsor International Airport in Ontario — from Premier Aviation. They stated that the Company intended to use these two facilities in support of its MRO work for Air Canada.

During the earnings conference call, Mr. Storch and Mr. Holmes advised that the Company would provide information to the investment community about the expected financial impact resulting from the Air Canada new business and the Premier Aviation acquisition.  The purpose of this Current Report on Form 8-K is to provide that information.

Based on current facts and circumstances and subject to certain assumptions, the Company anticipates that it will generate incremental revenues in the range of $30-40 million per year upon the full implementation of the Company’s agreements with Air Canada and the acquisition of the MRO facilities from Premier Aviation (which implementation is expected to take approximately six to nine months).

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors”, included in the Company’s Form 10-K for the fiscal year ended May 31, 2017. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2017
AAR CORP.

	By:	/s/ MICHAEL D. MILLIGAN
Michael D. Milligan
Vice President and Chief Financial Officer